UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: August 1, 2005
(Date of earliest event reported)
COMPREHENSIVE CARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

204 South Hoover Boulevard Suite 200 Tampa, Florida		33609

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (813) 288-4808
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     Effective August 1, 2005, the Company’s principal operating subsidiary, Comprehensive Behavioral Care, Inc. (“CompCare”), entered into a marketing agreement (“Agreement”) with Health Alliance Network, Inc. (“HAN”) whereby CompCare appointed HAN as its primary representative and marketing agent for commercial business. Pursuant to the Agreement, HAN will receive a $15,000 monthly fee for its marketing services to CompCare plus reimbursement of related travel expenses. HAN will receive three percent of the gross revenues received by CompCare from commercial services agreements resulting from introductions made by HAN or its affiliates and approved by CompCare. HAN will receive an additional payment with respect to those commercial services agreements exceeding certain pricing targets equal to fifty percent of the gross revenues exceeding such pricing target. Further, CompCare will pay HAN a quarterly bonus of $9,000 or $21,000 if CompCare achieves certain quarterly profit targets. The maximum payments to HAN, inclusive of all fees and bonuses, shall not exceed $1.0 million in any fiscal year. The Agreement is for an initial term of twenty-four (24) months and is automatically renewable for additional periods of twelve months each unless terminated by either party.
     Two of the shareholders of HAN are also part-time senior marketing employees of CompCare and, additionally, they are each members of Woodcliff Healthcare Investment Partners LLC, a Delaware limited liability company that recently acquired 14,400 shares of the Company’s Series A Convertible Preferred Stock, $50.00 par value, for a cash purchase price of $3.6 million.
     A copy of the Agreement is included herein as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements. None.
(b) Pro Forma Financial Information. None.
(c) Exhibits. See Exhibit Index immediately following the signature page hereto.
CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain information included in this report on Form 8-K and in other Company reports, SEC filings, statements, and presentations is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the Company’s anticipated operating results, financial resources, increases in revenues, increased profitability, interest expense, growth and expansion, and the ability to obtain new behavioral healthcare contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements, and presentations. These risks and uncertainties include local, regional, and national economic and political conditions, the effect of governmental regulation, the competitive environment in which the Company operates, and other risks detailed from time to time in the Company’s SEC reports.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION
By:	/s/ Robert J. Landis
	Name:	Robert J. Landis
	Title:	Chairman of the Board, Chief Financial Officer and Treasurer

Date: August 5, 2005
EXHIBIT INDEX

Exhibit	Description
10.1	Marketing Agreement, dated as of August 1, 2005, between Comprehensive Behavioral Care, Inc. and Health Alliance Network, Inc.

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